UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2007

HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

DE	001-13790	76-0336636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13403 Northwest Freeway, Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-690-7300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 11, 2007, HCC announced that Christopher Williams was appointed to serve as a Director of the Company on May 10, 2007.

The Company issued a press release announcing Mr. Williams' election, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference and is also available at HCC's website at www.hcc.com.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated May 11, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc. (Registrant)
May 11, 2007 (Date)	/s/ FRANK J. BRAMANTI Frank J. Bramanti Chief Executive Officer

Exhibit Index
99.1	Press release dated May 11, 2007